UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2020

RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada Ontario	001-36786 001-36787	98-1202754 98-1206431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Restaurant Brands International Inc.
Restaurant Brands International Limited Partnership
130 King Street West, Suite 300
Toronto, Ontario M5X 1E1
(Address of principal executive offices, including Zip Code)
(905)
845-6511
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, without par value	QSR	New York Stock Exchange
Toronto Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01.	Regulation FD Disclosure.
Beginning on May 28, 2020, Restaurant Brands International Inc. intends to share the following information, or portions thereof, in one or more meetings with investors and analysts.
Home Market Comparable Sales Update
As of the third full week of May:
•	Tim Hortons Canada comparable sales were trending in negative mid-twenties up from the negative mid-forties in the second half of March
•	Burger King US comparable sales were trending in negative mid-single digits up from the negative low-thirties in the second half of March
•	Popeyes US comparable sales were trending in positive low-forties up from flat in the second half of March
Sequential improvement in comparable sales in our home markets has primarily been driven by the continued strength of our safe and convenient drive thrus; the acceleration of our digital platforms, particularly in home delivery; growth in group orders and family bundles as an attractive and affordable dining option; and an overall improvement in guest perception of how our restaurant brands have positively responded to this crisis. For purposes of calculating comparable sales, if a restaurant is closed for a significant portion of a month, the restaurant is excluded from the monthly comparable sales calculation.
Restaurant Reopening Update
As of the third full week of May:
•	Substantially all of our restaurants in our home markets remain open
•	In Europe, Middle East and Africa approximately 60% of our restaurants are now open
•	In Asia Pacific more than 85% of our restaurants are now open, including 98% of restaurants in China up from approximately 50% at the peak of the crisis
•	In Latin America, approximately 50% of our restaurants are now open
Many of our restaurants continue to operate with limited services modes, however, we are in the process of fully reopening restaurants where appropriate with extensive safety precautions and in accordance with local and government guidance. We expect to continue our reopening process very carefully and with guest and team member safety as our top priority.
The information contained in this Item is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

By:	/s/ Jill Granat
Name:	Jill Granat
Title:	General Counsel

Date: May 28, 2020